UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2007

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-9800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On February 1, 2007, pursuant to the employment agreement dated January 1, 2001 and amended February 24, 2005 between the Company and Mr. Michael Silton, Chief Executive Officer, the Company and Mr. Silton have agreed to further amend his employment agreement as follows: Mr. Silton’s base salary shall be increased from $275,000 to $350,000 per calendar year, retroactively effective to January 1, 2007. In addition, pursuant to Mr. Silton’s employment agreement, the Board of Directors has established Mr. Silton’s target annual bonus for 2007 at 100% of his new base salary. Previously, Mr. Silton was eligible for a target annual bonus of 100% of his prior base salary.

Also on February 1, 2007, pursuant to the employment agreement dated February 24, 2005 between the Company and Mr. Steve Valenzuela, Chief Financial Officer, the Company and Mr. Valenzuela have agreed to amend his employment agreement as follows: Mr. Valenzuela’s base salary shall be increased from $225,000 to $259,000 per calendar year, retroactively effective to January 1, 2007. In addition, pursuant to Mr. Valenzuela’s employment agreement, the Board of Directors has established Mr. Valenzuela’s target annual bonus for 2007 at 50% of his new base salary. Previously, Mr. Valenzuela was eligible for a target annual bonus of 26.7% of his prior base salary.

Also on February 1, 2007, pursuant to the employment agreement dated May 12, 2006 between the Company and Mr. Kenneth Forbes, III, Chief Technology Officer, the Company and Mr. Forbes have agreed to amend his employment agreement as follows: Mr. Forbes’ base salary shall be increased from $165,000 to $185,000 per calendar year, retroactively effective to January 1, 2007. In addition, Mr. Forbes’ target annual bonus for 2007 shall be 43% of his new base salary, effective January 1, 2007. Previously, Mr. Forbes was eligible for a target annual bonus of 40.6% of his prior base salary.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amendment to the Employment Agreement, dated as of February 1, 2007, by and among Rainmaker Systems, Inc. and Michael Silton.

99.2	Amendment to the Employment Agreement, dated as of February 1, 2007, by and among Rainmaker Systems, Inc. and Steve Valenzuela.

99.3	Amendment to the Employment Agreement, dated as of February 1, 2007, by and among Rainmaker Systems, Inc. and Kenneth Forbes, III.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

February 5, 2007		/s/ Steve Valenzuela
Date		(Signature)

	By:	Steve Valenzuela
	Title:	Chief Financial Officer